UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): November 6, 2025

Mirion Technologies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39352	83-0974996
(State or Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1218 Menlo Drive
Atlanta, Georgia 30318
(Address of Principal Executive Offices)

(770) 432-2744
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MIR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
Credit Agreement Refinancing

On November 6, 2025, Mirion Technologies (US Holdings), Inc. and Mirion Technologies (US), Inc. (together with Mirion Technologies (US Holdings), Inc., the “Borrowers”) allocated a $450,000,000 tranche of term loans (the “Replacement Term Loans”) maturing in 2032. The Applicable Margin for the Replacement Term Loans is expected to be (i) 2.00% for Replacement Term Loans that are Term SOFR Loans and (ii) 1.00% for Replacement Term Loans that are ABR Loans, in each case with a 25 basis point reduction in rate upon achievement and maintenance of a Ba3 (stable outlook) corporate rating from Moody’s and a BB- (stable outlook) corporate rating from S&P. The Replacement Term Loans are expected to be issued with no upfront fees, and to have a SOFR credit spread adjustment of 0.00% and a SOFR “floor” of 0.00%. The proceeds of the Replacement Term Loans will be used to refinance all outstanding Term Loans under the Credit Agreement, dated as of October 20, 2021 (as amended by the Agreement and Amendment No. 1 to Credit Agreement dated as of November 22, 2021, as further amended by Amendment No. 2 to Credit Agreement dated as of June 23, 2023, as further modified by the Holdings Assumption Agreement dated as of December 30, 2023, as further amended by Amendment No. 3 to Credit Agreement dated as of May 22, 2024, as further amended by Amendment No. 4 to Credit Agreement dated as of March 21, 2025, as further amended by Amendment No. 5 to Credit Agreement dated as of June 5, 2025, and as further amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”), by and among the Borrowers, Mirion IntermediateCo, Inc., the lending institutions from time to time party thereto, and Citibank, N.A as the Administrative Agent and the Collateral Agent (such refinancing, the “Term Loan Refinancing”). Capitalized terms used herein, but not otherwise defined herein are as defined in the Credit Agreement.

The foregoing transactions are subject to conditions and are anticipated to close in the fourth quarter of 2025. However, there can be no assurance that the Borrowers will be able to successfully complete the transactions, on the terms described above, or at all.

The foregoing may contain forward-looking statements, including, but not limited to, our financing plans and the details thereof, including the proposed use of proceeds therefrom, the expected timing of the Term Loan Refinancing with the Replacement Term Loans and the ability to close such transaction. Forward-looking statements may generally be identified by the use of the words “anticipates,” “expects,” “predicts,” “goals,” “intends,” “plans,” “should,” “could,” “would,” “may,” “will,” “believes,” “estimates,” “potential,” “target,” “commit,” “forecast,” “tracking,” or “continue” and variations or similar expressions, and phrases or statements that certain actions, events or results may, could, should or will be achieved, received or taken or will occur or result, and similar such expressions also identify forward-looking information. These forward-looking statements are based upon the current expectations and beliefs of management and are provided for the purpose of providing additional information about such expectations and beliefs and readers are cautioned that these statements may not be appropriate for other purposes. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results and events to differ materially from those described in these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties discussed in the Company’s most recent annual and quarterly reports and detailed from time to time in the Company’s other filings with the U.S. Securities and Exchange Commission, which risks and uncertainties are incorporated herein by reference.

Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this news release or to reflect actual outcomes, unless required by law.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
EXHIBIT INDEX

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2025

Mirion Technologies, Inc.
By:    /s/ Brian Schopfer
Name:    Brian Schopfer
Title:    Chief Financial Officer